EXHIBIT 10.10
ORION ENERGY SYSTEMS, LTD.
STOCK OPTION AGREEMENT
               THIS AGREEMENT (the “Agreement”), is entered into as of this _________day of ___, 20___by ORION ENERGY SYSTEMS, LTD., a Wisconsin corporation (the “Company”), with _________(the “Participant”).
               WHEREAS, the Company has adopted the 2004 Equity Incentive Plan (the “Plan”), which Plan, as it may hereafter be amended and continued, is incorporated herein by reference and made part of this Agreement.
               WHEREAS, the Committee, which is charged with the administration of the Plan pursuant to Section 4 thereof, has determined that it would be to the advantage and in the best interest of the Company to grant the option provided for herein to the Participant as an inducement to remain in the service of the Company or one of its subsidiaries, and as an incentive for increased efforts during such service.
               NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. The Company, with the approval of the Committee, hereby grants to the Participant as of the date hereof an option (the “Option”) to purchase all or any part of _________(___) shares of Common Stock of the Company, no par value, at a price per share of $___, which price is not less than the fair market value of a share of Common Stock on the date hereof. This Option shall expire at the close of business on _________, 20___(the “Expiration Date”).
     2. Vesting. The Option shall vest and become exercisable by Participant according to the following schedule, provided Participant is an employee of the Company on the applicable vesting date:

Number of Optioned Shares Vested	Vesting Date
___% of the Optioned Shares	___anniversary of the date hereof
___% of the Optioned Shares	___anniversary of the date hereof
___% of the Optioned Shares	___anniversary of the date hereof
___% of the Optioned Shares	___anniversary of the date hereof
___% of the Optioned Shares	___anniversary of the date hereof
provided, however, that the foregoing is subject to the following:

     a. Except as provided hereinbelow, the Option may not be exercised unless the Participant is then an employee (including directors and officers who are employees), director, consultant, advisor, agent or independent representative of the Company or any subsidiary of the Company or any combination thereof and unless the Participant has remained in the continuous employ or service thereof from the date of grant.
     b. This Option is designated as an incentive stock option (“ISO”) pursuant to the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder.
     3. In the event that the employment or service of the Participant shall be terminated prior to the Expiration Date (otherwise than by reason of death or disability), the Option may, subject to the provisions of the Plan, be exercised (to the extent that the Participant was entitled to do so at the termination of this employment or service) at any time within three months after such termination, but not after the Expiration Date; provided, however, that if such termination shall have been for cause or voluntarily by the Participant and without the consent of the Company or any subsidiary corporation thereof, as the case may be (which consent shall be presumed in the case of normal retirement), the Option and all rights of the Participant hereunder, to the extent not theretofore exercised, shall forthwith terminate immediately upon such termination. Nothing in this Agreement shall confer upon the Participant any right to continue in the employ or service of the Company or any subsidiary of the Company or affect the right of the Company or any subsidiary to terminate his employment or service at any time. For the purposes of this Agreement, “cause” is defined to mean termination of employment as a result of: (i) the failure of the Participant to perform or observe any of the terms or provisions of any written employment agreement between the Participant and the Company, or, if no written employment agreement exists, the gross dereliction of the Participant’s employment duties; (ii) the failure of the Participant to comply fully with the lawful directives of the Board of Directors of the Company, or the officers or supervisory employees to whom the Participant is reporting; (iii) dishonesty; (iv) misconduct; (v) conviction of a crime involving moral turpitude; (vi) substance abuse; (vii) misappropriation of funds; (viii) disloyalty or disparagement of the Company or its management or employees; or (ix) other proper cause determined in good faith by the Board of Directors of the Company.
     4. If the Participant shall (a) die while he or she is employed by or serving the Company or a corporation which is a subsidiary thereof or within three months after the termination of such position (other than termination for cause, or voluntarily on his or her part and without the consent of the Company or subsidiary corporation thereof, as the case may be, which consent shall be presumed in the case of normal retirement), or (b) become permanently and totally disabled within the meaning of Section 22(e)(3) of the Code, while employed by or serving any such company, and if the Option was otherwise exercisable, immediately prior to the occurrence of such event, then such Option may be exercised as set forth herein by the Participant or by the person or persons to whom the Participant’s rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time within one year after the date of death of the original Participant, or one year after the date of permanent or total disability, but in either case, not later than the Expiration Date.

     5. a. The Participant may exercise the Option with respect to all or part of the shares then purchasable hereunder by giving the Company written notice in the form annexed, as provided in paragraph 9 hereof, of such exercise, provided that a minimum of 100 shares are exercised. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full in cash of an amount equal to the exercise price of such shares multiplied by the number of shares as to which the Option is being exercised; provided, that if permitted by the Board of Directors of the Company, the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of securities of the Company having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid. In such event fair market value shall be determined pursuant to the definition of Fair Market Value set forth in Section 2 of the Plan.
          b. Prior to or concurrently with delivery by the Company to the Participant of a certificate(s) representing such shares, the Participant shall, upon notification of the amount due, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements. In the event such amount is not paid promptly, the Company shall have the right to apply from the purchase price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.
     6. Notwithstanding any other provision of the Plan, in the event of a change in the outstanding Common Stock of the Company by reason of a dividend or other distribution (whether in the form of cash, Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event that affects the Stock, the Committee may adjust the Plan or aggregate number of shares and price per share subject to the Option.
     7. This Option shall, during the Participant’s lifetime, be exercisable only by him or her; and neither this Option nor any right hereunder shall be transferable by him or her, by operation of law or otherwise, except by will or by the laws of descent and distribution. In the event of any attempt by the Participant to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to the Participant and it shall thereupon become null and void. Each Award granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, except that a Participant may, to the extent allowed by the Administrator and in a manner specified by the Administrator (a) designate in writing a beneficiary to exercise the Award after the Participant’s death; or (b) transfer any Award; provided, however, that an incentive stock option may only be exercised by the Participant during the life of the Participant, and may not be transferred other than by will or the laws of descent and distribution
     8. Neither the Participant nor in the event of his or her death, any person entitled to exercise his or her rights, shall have any of the rights of a stockholder with respect to the shares subject to the Option until share certificates have been issued and registered in the name of the Participant or his or her estate, as the case may be.
     9. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its General Counsel, Orion Energy Systems, Ltd., 1204 Pilgrim Road, Plymouth, Wisconsin, 53073, and any notice to the Participant shall be addressed to him or her at his address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States or if sent by confirmed express delivery.
     10. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Option, the determination by the Committee (as constituted at the time of such determination) of the rights of the Participant shall be conclusive, final and binding upon the Participant and upon any other person who shall assert any right pursuant to this Option.
     11. The capitalized terms used without definition in this Agreement are used with the definitions assigned to them in the Plan.

ORION ENERGY SYSTEMS, LTD.
By:
	Name:	Neal R. Verfuerth
	Title:	President and CEO

ACCEPTED AND AGREED

FORM OF NOTICE OF EXERCISE

TO:	Orion Energy Systems, Ltd. 1204 Pilgrim Road Plymouth, WI 53073
               The undersigned hereby exercises his (her) option to purchase _________shares of Common Stock of ORION ENERGY SYSTEMS, LTD. (the “Company”), as provided in the Stock Option Agreement dated as of _________, 20___at $_________per share, a total of $_________, and makes payment therefor as follows:
     a. To the extent of $____________of the purchase price, the undersigned hereby surrenders to the Company certificates for shares of its Common Stock, which, valued at $  per share, the fair market value thereof, equals such portion of the purchase price.
     b. To the extent of the balance of the purchase price, the undersigned has enclosed a certificate or bank check payable to the order of the Company for $____________.
               A stock certificate or certificate for the shares should be delivered in person or mailed to the undersigned at the address shown below.
               The undersigned hereby represents and warrants that it is his/her present intention to acquire and hold the aforesaid shares of Common Stock of the Company for his/her own account for investment, and not with a view to the distribution of any thereof, and agrees that he/she will make no sale, thereof, except in compliance with the applicable provisions of the Securities Act of 1933, as amended.

Name:

Signature:

Address:

(please print legibly)

Dated:

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